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                      METROPOLITAN LIFE INSURANCE COMPANY

               NEW ENGLAND VARIABLE ANNUITY FUND I (THE "FUND")

                   Supplement dated February 15, 2002 to the
                         Prospectus dated May 1, 2001

On February 14, 2002, the Board of Managers of the Fund approved the termination of the Fund's investment advisory agreement with Capital Growth Management Limited Partnership effective May 1, 2002. The Board of Managers also approved a master-feeder structure for the Fund. Under this structure, the Fund will pursue its investment objective by investing all of its assets in the MetLife Stock Index Portfolio (the "Portfolio"), a series of the Metropolitan Series Fund, Inc., an open-end diversified investment company registered under the Investment Company Act of 1940. The Fund's Board of Managers believes that the master-feeder structure offers opportunities for economies of scale and efficiencies in portfolio management that the Fund could not achieve by hiring a new investment adviser and continuing to invest directly in portfolio securities.

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Portfolio is managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index, are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the index for diversification purposes.

As the Fund will become a feeder fund that invests all of its assets in the Portfolio, the Fund will no longer engage an investment adviser nor directly pay an investment advisory fee. The investment of the assets of the Fund in shares of the Portfolio will be supervised by the Fund's Board of Managers. MetLife Advisers, LLC ("MetLife Advisers") serves as the investment adviser to the Portfolio. MetLife Advisers has contracted with Metropolitan Life Insurance Company (the "Company") to serve as the subadviser to the Portfolio. In addition to certain operating expenses of the Fund, the Fund through its investment in the Portfolio, will bear a pro rata portion of the investment advisory fee of MetLife Advisers (currently .25% of the average daily net assets of the Portfolio) and a pro rata share of the operating expenses of the Portfolio. Investing all of the Fund's assets in the Portfolio may result in duplication of certain expenses.

The Company has undertaken to bear certain of the Fund's expenses that exceed the amounts permitted under the contracts to be deducted from Fund assets. The Company will bear Fund expenses to the extent the advisory fee and other expenses of the Portfolio borne by the Fund, together with any expenses borne directly by the Fund (other than brokerage commissions, certain taxes and expenses of the Fund's Board of Managers, including the auditing of Fund assets), exceed .3066% of the Fund's average daily net assets.

VA-257-02